Income taxes - Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Tax loss carryforwards	$ 38,173	$ 27,226
Tax values of depreciable assets in excess of accounting values	481	69
Share issue costs and other	637	486
Total deferred tax assets	39,291	27,781
Valuation allowance	(38,991)	(27,398)
Net deferred tax assets	$ 300	$ 383